As filed with the Securities and Exchange Commission on October 31, 1996


                                        Securities Act registration no. 33-23997
                                        Investment Company Act file no. 811-5602
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM N-1A

--------------------------------------------------------------------------------

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [X]

                         POST-EFFECTIVE AMENDMENT NO. 8                    [X]


                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]

                                AMENDMENT NO. 10                           [X]


                               FASCIANO FUND, INC.
                                  (Registrant)

                        190 S. LaSalle Street, Suite 2800
                             Chicago, Illinois 60603

                         Telephone number:  312/444-6050

--------------------------------------------------------------------------------

     Michael F. Fasciano                               Janet D. Olsen
     Fasciano Company, Inc.                            Bell, Boyd & Lloyd
     Suite 2800                                        Suite 3200
     190 S. LaSalle Street                             70 West Madison Street
     Chicago, Illinois  60603                          Chicago, Illinois  60602


                              (Agents for service)

--------------------------------------------------------------------------------

                  Amending Parts A, B and C and filing exhibits

--------------------------------------------------------------------------------

          It is proposed that this filing will become effective:

               immediately upon filing pursuant to paragraph (b) of rule 485
     -----
       X       on November 1, 1996 pursuant to paragraph (b) of  rule 485
     -----
               60 days after filing pursuant to paragraph (a)(1) rule 485(a)
     -----
               on __________ pursuant to paragraph (a)(1) rule 485(a)
     -----
               75 days after filing pursuant to paragraph (a)(2) of rule 485
     -----
               on __________ pursuant to paragraph (a)(2) of rule 485
     -----
--------------------------------------------------------------------------------

 Registrant has elected to register an indefinite number of securities pursuant to Rule 24f-2. Registrant filed its Rule 24f-2 Notice for the fiscal year ended June 30, 1996 on August 29, 1996.


--------------------------------------------------------------------------------

                               FASCIANO FUND, INC.

          Cross-reference sheet pursuant to rule 495(a) of Regulation C

Item                            Location or caption*
----                         -------------------------

                              PART A (PROSPECTUS)

1(a) & (b)                    Front cover

2(a)                          Fund Expenses
 (b)-(c)                      Not applicable

3(a)                          Financial Highlights
 (b)                          Not applicable
 (c)-(d)                      Performance Information

4(a)(i)                       Other Information
 (a)(ii)&(b)                  Investment Objectives and Policies;
                                Investment Restrictions
 (c)                          Investment Risks


5(a)                          Management of the Fund
 (b)                          Management of the Fund; back cover
 (c)                          Management of the Fund
 (d)                            Management of the Fund
 (e)                          Back cover
 (f)                          Management of the Fund
 (g)                          Not applicable


5A The information called for is contained in the fund's annual report.

6(a)                          Other Information
 (b)-(d)                      Not applicable
 (e)                          Other Information
 (f)                          Dividends and Distributions
 (g)                          Taxation

7                             Purchasing Shares
  (a)                         Not Applicable
  (b)                         Purchasing Shares; Net Asset Value
  (c)                         Purchasing Shares
  (d)                         Purchasing Shares; front cover
  (e)-(f)                     Not Applicable

8(a)                          Redeeming Shares
 (b)                          Purchasing Shares
 (c) & (d)                    Redeeming Shares

9                             Not applicable

Item                         Location or caption*
----                     --------------------------

                         PART B (STATEMENT OF ADDITIONAL INFORMATION)

10(a) & (b)              Front cover

11                       Table of Contents

12                       History of the Fund

13(a)-(c)                Investment Policies; Investment Restrictions
  (d)                    Not applicable

14(a) & (b)              Directors and Officers
  (c)                    Not applicable

15(a)                    Not applicable
  (b)                    Certain Shareholders
  (c)                    Directors and Officers

16(a) & (b)              Investment Adviser
  (c)                    Not applicable
  (d)                    Administrator, Custodian and Transfer Agent
  (e)-(g)                Not applicable
  (h)                    Administrator, Custodian and Transfer Agent,
                           Independent Public Accountants
  (i)                    Not applicable

17(a)                    Portfolio Transactions
  (b)                    Not applicable
  (c) & (d)              Portfolio Transactions
  (e)                    Not applicable

18                       Not applicable

19(a)                    Purchasing and Redeeming Shares
  (b)                    Purchasing and Redeeming Shares;
                           Financial Statements
  (c)                    Purchasing and Redeeming Shares

20                       Additional Tax Information

21(a)-(c)                Not applicable

22(a)                    Not applicable
  (b)                    Performance Information

23                       Financial Statements

Item                     Location or caption
----                     -------------------

                         PART C (OTHER INFORMATION)

24                       Financial statements and exhibits

25                       Persons controlled by or under common control
                           with registrant

26                       Number of holders of securities

27                       Indemnification

28                       Business and other connections of
                           investment adviser

29                       Principal underwriters

30                       Location of accounts and records

31                       Management services

32                       Undertakings

                                                                      PROSPECTUS
FASCIANO FUND, INC.
A NO-LOAD FUND                                                  NOVEMBER 1, 1996
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     [LOGO]

                            190 South LaSalle Street
                                   Suite 2800
                             Chicago, Illinois 60603
                                 (312) 444-6050
                                 (800) 848-6050

     ----------------------------------------------------------------------
                 INVESTMENT OBJECTIVE:  LONG-TERM CAPITAL GROWTH
                            NO SALES OR 12b-1 CHARGES
     ----------------------------------------------------------------------

          MINIMUM INVESTMENT                      PLANS AVAILABLE
          ------------------                      ---------------

   REGULAR AND IRA ACCOUNTS:            - INDIVIDUAL RETIREMENT ACCOUNT (IRA)
     Initial investment:  $1,000
     Subsequent investments:  $100      - AUTOMATIC INVESTMENT PLAN

   AUTOMATIC INVESTMENT PLAN:           - SYSTEMATIC WITHDRAWAL PLAN
     No initial investment required
     Each automatic investment:  $50


THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION YOU SHOULD KNOW BEFORE INVESTING. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. A STATEMENT OF ADDITIONAL INFORMATION DATED THE DATE OF THIS PROSPECTUS, AND CONTAINING MORE INFORMATION ABOUT THE FUND, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND (TOGETHER WITH ANY SUPPLEMENTS THERETO) IS INCORPORATED HEREIN BY REFERENCE. THE STATEMENT OF ADDITIONAL INFORMATION IS AVAILABLE WITHOUT CHARGE AT THE ADDRESS AND TELEPHONE NUMBER SET FORTH ABOVE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


FUND EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
    Shareholder Transaction Expenses . . . . . . . . . . . . . . . . . .  1
    Annual Fund Operating Expenses . . . . . . . . . . . . . . . . . . .  1
FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . .  2
INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . .  3
INVESTMENT RISKS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . . .  4
PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . .  4
PURCHASING SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
REDEEMING SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
ACCOUNT REGISTRATION . . . . . . . . . . . . . . . . . . . . . . . . . .  7
NET ASSET VALUE. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
IRA PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
MANAGEMENT OF THE FUND . . . . . . . . . . . . . . . . . . . . . . . . .  7
    Directors and Investment Adviser . . . . . . . . . . . . . . . . . .  7
    Administrator. . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
    Fees and Expenses. . . . . . . . . . . . . . . . . . . . . . . . . .  8
    Portfolio Transactions . . . . . . . . . . . . . . . . . . . . . . .  8
DIVIDENDS AND DISTRIBUTIONS. . . . . . . . . . . . . . . . . . . . . . .  8
TAXATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
OTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
SHARE PURCHASE APPLICATION . . . . . . . . . . . . . . . . . . . . . . . 11

                                  FUND EXPENSES

The following table illustrates all expenses and fees that a shareholder of the Fund will bear.

                        SHAREHOLDER TRANSACTION EXPENSES

     Sales Load Imposed on Purchases                             None
     Sales Load Imposed on Reinvested Dividends                  None
     Deferred Sales Load                                         None
     Redemption Fees (a)                                         None

                         ANNUAL FUND OPERATING EXPENSES
                 (stated as a percentage of average net assets)

     Management Fees                                             1.0%
     12b-1 Fees                                                  None
     Other Expenses                                              0.5%
                                                                 ----
          Total Fund Operating Expenses                          1.5%

     (a) A shareholder requesting payment of redemption proceeds by wire must pay the cost of the wire (currently $10). That charge and any similar service fee may be changed without prior notice to shareholders.


                                     EXAMPLE

     You would pay the following expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual rate of return (as required by the Securities and Exchange Commission for purposes of this example), (2) the same operating expense percentage that the Fund experienced in the past fiscal year, (3) reinvestment of all dividends and capital gain distributions and (4) redemption at the end of each period:


           ONE YEAR      THREE YEARS    FIVE YEARS      TEN YEARS
           --------      -----------    ----------      ---------
              $15            $47            $82           $179


     The table and example are intended to help you understand the costs and expenses that an investor in the Fund bears, directly or indirectly. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
     Although information such as that shown above is useful in reviewing the Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.

                              FINANCIAL HIGHLIGHTS


The table below reflects the results of the Fund's operations for a share outstanding throughout the periods shown below and has been audited by Arthur Andersen LLP, the Fund's independent public accountants. This table should be read in conjunction with the Fund's financial statements and notes thereto, which are incorporated by reference into the statement of additional information and which may be obtained from the Fund upon request without charge.

                                                                       Year Ended June 30,
                                            -----------------------------------------------------------------------------
                                              1996      1995      1994      1993      1992      1991      1990    1989(a)
                                            -----------------------------------------------------------------------------
Net asset value at beginning of year        $20.17    $17.34    $17.74    $16.30    $15.67    $14.20    $12.72    $11.22
Income from investment operations
   Net investment income (loss)              (0.05)    (0.24)    (0.05)    (0.05)     0.03      0.11      0.11      0.25
   Net realized and unrealized gain
      on securities                           5.55      4.21      0.65      1.95      0.99      1.87      1.57      1.94
                                            ------    ------    ------    ------    ------    ------    ------    ------
         Total from investment operations     5.50      3.97      0.60      1.90      1.02      1.98      1.68      2.19
Less distributions:
   Dividends from net investment income       0.00      0.00      0.00      0.00     (0.02)    (0.12)    (0.12)    (0.12)
   Distributions from realized gains
      on securities                          (1.34)    (1.14)    (1.00)    (0.46)    (0.36)    (0.38)    (0.03)    (0.56)
   Provision for income tax on
      realized gains                          0.00      0.00      0.00      0.00     (0.01)    (0.01)    (0.05)    (0.01)
                                            ------    ------    ------    ------    ------    ------    ------    ------
         Total distributions and taxes       (1.34)    (1.14)    (1.00)    (0.46)    (0.39)    (0.51)    (0.20)    (0.69)
                                            ------    ------    ------    ------    ------    ------    ------    ------
Net asset value at end of year              $24.33    $20.17    $17.34    $17.74    $16.30    $15.67    $14.20    $12.72
                                            ------    ------    ------    ------    ------    ------    ------    ------
                                            ------    ------    ------    ------    ------    ------    ------    ------

TOTAL RETURN                                 28.3%     24.1%      3.3%     11.8%      6.5%     14.8%     12.9%     30.4%*
Ratios/Supplemental Data:
   Net assets at end of period
      (in thousands)                       $28,981   $20,868   $16,582   $15,458   $10,564    $7,445    $5,196    $3,574
   Expenses, excluding provision for
      taxes, to average net assets (b)        1.5%      1.7%      1.7%      1.7%      1.7%      1.9%      2.0%      0.6%*
   Net investment income (loss) before
      taxes to average net assets (c)        (0.3)%    (0.6)%    (0.3)%    (0.3)%     0.2%      0.7%      0.9%      3.3%*
   Portfolio turnover rate                   45.6%     37.9%     99.0%     43.2%     29.0%      7.7%     57.2%     25.1%


*    Annualized.
(a) From November 10, 1988, the date on which shares were first offered for sale to the public.
(b) If the Fund had paid all of its expenses, excluding provision for Federal income tax, and there had been no reimbursement by the investment adviser, this ratio would have been 2.7% for the period ended June 30, 1989 and 2.1% for the year ended June 30, 1990.
(c) If the Fund had paid all of its expenses, excluding provision for Federal income tax, and there had been no reimbursement by the investment adviser, this ratio would have been 1.2% for the period ended June 30, 1989 and 0.8% for the year ended June 30, 1990.

                          INVESTMENT OBJECTIVES AND POLICIES

  The primary investment objective of the Fund is long-term capital growth. Current income is considered in selecting securities, but its importance is secondary to capital growth. There can be no assurance that the Fund will achieve its investment objective.

  Fasciano Company, Inc. (the "Adviser") believes long-term capital growth can best be achieved by investing in the common stock of companies with unique competitive advantages and leadership positions in growing niche markets. Typically, these companies are highly profitable, providing management with ample cash flow to capitalize on business opportunities. The Adviser considers other investment aspects to be important, particularly insider ownership and stock valuations. The Adviser prefers companies where management is motivated by stock ownership to enhance stockholders' wealth, and the Adviser evaluates management on that basis. The Adviser is attentive to stock valuations, especially price-to-earnings ratios as a means of regulating risk and enhancing long-term returns. While the Adviser may select investments with other attributes for the Fund, in general, the Adviser selects common stocks of closely-held public companies with strong earnings and moderate price-to-earnings ratios.

  In the opinion of the Adviser, smaller companies (having market capitalizations of less than one billion dollars) are more likely to sustain higher long-term rates of growth, and therefore present better opportunities for long-term capital growth than larger companies. Furthermore, smaller companies are not as widely followed by institutional investors and are more likely to be undervalued. However, the Fund may invest in larger companies that present attractive opportunities for long-term capital growth.

  The Fund invests in companies on a long-term basis and emphasizes long-term investment performance. The Adviser has an investment time horizon of three to five years. Prospective investors should invest in the Fund with a time horizon of three years or longer to be consistent with the Adviser. From time to time, however, the Fund may invest on a short-term basis or may sell within a few months securities purchased on a long-term basis.


  The Fund is ordinarily substantially fully invested and does not attempt to invest based on a market timing strategy. The Fund expects that the major portion of its portfolio will at all times be invested in common stocks and securities having common stock characteristics, including securities convertible into common stocks, and rights and warrants to purchase common stocks. The Fund may invest in corporate or government obligations or hold cash or cash equivalents if a temporary defensive position is considered advisable.


                                   INVESTMENT RISKS

  All investments, including those in mutual funds, have risks and the Fund is not intended to present a balanced investment program. The Fund is designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking long-term capital growth through investments in securities. The securities in which the Fund invests are subject to individual market fluctuations.

  The securities of small companies, as a class, have shown market behavior which has had periods of favorable results and other periods of less favorable results relative to larger companies as a class. Stocks of small companies tend to be more volatile and less liquid than stocks of large companies. Small companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and may have a smaller public market for their shares.

  The Fund's investment objective may be changed by the board of directors without shareholder approval. The Fund will notify shareholders at least 30 days prior to a change in the Fund's investment objective. If there is a change in the Fund's investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs. There can be no assurance that the Fund will achieve its objective.

                               INVESTMENT RESTRICTIONS

The Fund will not:

     1. Invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations;
     2. Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;
     3. Invest more than 10% of its net assets (valued at the time of investment) in securities for which there is no ready market (including restricted securities and repurchase agreements maturing in more than seven days); or

     4.  Borrow, except in amounts up to 10% of its total assets, provided
         (i) that the total of reverse repurchase agreements and such borrowings will not exceed 5% of the Fund's total assets and (ii) the Fund will not purchase securities when its borrowings exceed 5% of total assets.

  These restrictions cannot be changed without the approval of a "majority of the outstanding" shares of the Fund as defined in the Investment Company Act of 1940. All of the Fund's investment restrictions are listed in the Statement of Additional Information.

                               PERFORMANCE INFORMATION

  From time to time, in advertisements or sales literature, the Fund may present information about its performance, including "total return" and "average annual total return" on a hypothetical investment in Fund shares.

  Total return for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gain distributions. Average annual total return is the average annual compounded rate of change in value represented by the total return for the period. The effect of income taxes will not be taken into account. Performance information supplied by the Fund may not provide a basis of comparison with other investments using different reinvestment assumptions or time periods.

  The Fund may also compare its performance to various stock indices (groups of unmanaged common stocks), such as the New York Stock Exchange Composite Index, S&P 500, the NASDAQ Composite Index and Dow Jones Industrial Average, or to the Consumer Price Index or groups of comparable mutual funds, including ranking determined by Lipper Analytical Services, Inc., Morningstar, Inc., or another independent service.

  Performance of the Fund will vary from time to time, and past results are not necessarily indicative of future results. Information about the Fund's performance is contained in the Fund's annual report which may be obtained free of charge by calling 1-800-848-6050.

                                  PURCHASING SHARES

  You may purchase shares of the Fund at net asset value by check, by wire or through the Fund's Automatic Investment Plan. There are no sales commissions or underwriting discounts. The minimum initial investment is $1,000 (except for an Automatic Investment Plan) and minimum subsequent investments are $100 (excluding reinvestments of dividends and capital gain distributions), or $50 under the Automatic Investment Plan described below. The purchase price of Fund shares is the net asset value per share next determined after your Share Purchase Application (for a new account) and funds are received in proper order and accepted by the Fund. See "Net Asset Value."

  PURCHASING SHARES BY CHECK. To purchase shares by check, complete and sign the Share Purchase Application at the back of this prospectus and mail it, with a check in U.S. dollars drawn on a U.S. bank for the total purchase price, to the Fund's transfer agent, FIRSTAR TRUST COMPANY, P. O. BOX 701, MILWAUKEE, WISCONSIN 53201-0701.

PURCHASING SHARES BY WIRE. You may also pay for Fund shares by wire transfer of the purchase price. Before wiring funds, call Firstar Trust Company ("Firstar") at (800) 338-1579 to ensure prompt and accurate handling of your investment. Then instruct your bank to wire the purchase price to "Firstar Bank-Milwaukee

N.A., ABA number 075000022, Credit Firstar Trust Company, Account 112-952-137, Further Credit: Fasciano Fund, Inc., Attention: Mutual Fund Department (shareholder name; account number)". Your bank may charge you a fee for sending the wire. The Fund is not responsible for the consequences of delays, including delays in the banking or Federal Reserve wire system.

AUTOMATIC INVESTMENT PLAN. The Automatic Investment Plan allows you to purchase shares by an electronic transfer of funds at regular monthly intervals from your bank checking account, money market account, NOW account or savings account.

  There is no minimum initial investment if you enroll in the Automatic Investment Plan when you open your account. Your account will be debited and shares will be purchased at regular monthly intervals of your choosing. You may join the Automatic Investment Plan by completing that portion of the Share Purchase Application or filling out a separate Automatic Investment Plan Application which you may obtain from the Fund or the transfer agent. You may cancel your participation in the Plan or change the amount of purchase or the day each month on which shares are purchased at any time by calling (800) 338-1579 or by writing to the Fund, c/o Firstar Trust Company, P. O. Box 701, Milwaukee, Wisconsin 53201-0701. The change or cancellation will be effective five business days following receipt. For details on how to change your Plan options or terminate the Plan by telephone, see "Account Registration."

  Each investment through the Automatic Investment Plan must be at least $50 and not more than $50,000. For you to participate in the Plan, your bank or other financial institution must be an Automated Clearing House member. It will take about 15 days for Firstar to process your Automatic Investment Plan enrollment. The Fund may modify or terminate the Automatic Investment Plan at any time or charge a service fee, although no such fee is currently contemplated.

GENERAL. Each investment in shares of the Fund, including dividends and capital gain distributions reinvested in Fund shares, is acknowledged by a statement showing the number of shares purchased, the net asset value at which the shares are purchased, and the new balance of Fund shares owned. Generally the Fund does not issue stock certificates for the shares, although stock certificates in full share amounts will be furnished upon your written request. Fractional shares, if any, will be carried on the books of the Fund without the issuance of certificates.


  The Fund reserves the right not to accept purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders, or which do not include properly certified social security or taxpayer identification numbers. In addition to any loss sustained by the Fund, Firstar will charge a fee (currently $15) against any person whose check is returned for insufficient funds.

  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at Firstar Trust Company's Post Office Box of purchase applications does not constitute receipt by Firstar Trust Company or the Fund. DO NOT mail letters by overnight courier to the Post Office Box address. Correspondence mailed by overnight courier should be sent to Firstar Trust Company, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

PURCHASES AND REDEMPTIONS THROUGH DEALERS. You may purchase or redeem shares of the Fund through an investment dealer, bank or other institution. Any such purchase or redemption generally will not be effective until the order or request is received by the Fund's transfer agent. However, the Fund may enter into an agreement with such an institution allowing the institution to process purchase orders or redemption requests for its customers with the Fund on an expedited basis, including requesting share redemptions by telephone. Although these arrangements might permit you to effect a purchase or redemption of Fund shares through the institution more quickly than would otherwise be possible, the institution may impose charges for its services. Any such charges could constitute a substantial portion of a smaller account, and may not be in your best interest. You may purchase or redeem shares of the Fund directly from or with the Fund without imposition of any charges other than those described in this prospectus.

                                   REDEEMING SHARES

  The Fund will redeem all or any part of your shares upon your written request delivered to the Fund's transfer agent, Firstar Trust Company, P. O. Box 701, Milwaukee, Wisconsin 53201-0701.

Your redemption request must:

  (1) SPECIFY THE NUMBER OF SHARES OR DOLLAR AMOUNT TO BE REDEEMED, if less than all shares are to be redeemed;

  (2) BE SIGNED BY ALL OWNERS exactly as their names appear on the account;

  (3) if the shares to be redeemed have a value of more than $20,000, or if the redemption proceeds are to be sent to an address different from the address in the Fund's records, include a SIGNATURE GUARANTEE (the guarantor must be a bank, member firm of a national securities exchange, savings and loan association, credit union, or other entity authorized by state law to guarantee signatures; a notary public is not an acceptable guarantor); and

  (4) be accompanied by properly endorsed STOCK CERTIFICATES representing the shares to be redeemed, if they are represented by certificates

  In the case of shares held by a corporation, the redemption request must be signed in the name of the corporation by an officer whose title must be stated, and a certified bylaw provision or resolution of the board of directors authorizing the officer to so act must be furnished. In the case of a trust or a partnership, the signature must include the name of the registered shareholder and the title of the person signing on its behalf. Redemption requirements for shares held under a Fasciano Fund IRA are described in separate disclosure information for the plan. Under certain circumstances, before the shares can be redeemed, additional documents may be required in order to verify the authority of the person seeking to redeem.

  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at Firstar Trust Company's Post Office Box of redemption requests does not constitute receipt by Firstar Trust Company or the Fund. Do not mail letters by overnight courier to the Post Office Box address. Correspondence mailed by overnight courier should be sent to Firstar Trust Company, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan allows you to set up automatic redemptions at regular intervals from your account if you have a $10,000 minimum account balance. You may join the Systematic Withdrawal Plan by completing that portion of the Share Purchase Application or filling out a separate Systematic Withdrawal Plan Application which you may obtain from the Fund or the transfer agent. You may cancel your participation in the Plan or change the amount of withdrawal at any time by calling (800) 338-1579 or by writing to the Fund at, c/o Firstar Trust Company, P. O. Box 701, Milwaukee, Wisconsin 53201-0701. The change or cancellation will be effective five business days following receipt. The Systematic Withdrawal Plan does not apply to Fund shares held in Individual Retirement Accounts.

  For details on how to change your Plan options or terminate the Plan by telephone, see "Account Registration."

--------------------------------------------------------------------------------
  If you need more information on redemption procedures, including information on redemption of shares held in IRA and other retirement accounts, please call the Fund's transfer agent toll-free at (800) 338-1579.
--------------------------------------------------------------------------------

  The redemption price per share is the net asset value determined as described under "Net Asset Value." There is no redemption charge. The redemption value of the shares may be more or less than your cost depending upon the value of the Fund's portfolio securities at the time of redemption.

  You may not cancel or revoke your redemption order once instructions have been received and accepted. Payment for shares redeemed is made within seven days after receipt by Firstar of a request for redemption in proper form. However, redemption payments for shares that were purchased by check may be delayed until the Fund can verify that the payment for the shares has been collected, which may take several days. The Fund reserves the right to suspend or postpone redemptions during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that exchange is closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

                                 ACCOUNT REGISTRATION

  ADDRESS CHANGES on your account may be made by calling (800) 338-1579. The Fund will send you a written statement showing the change to both your new and old addresses. Any written redemptions received within 15 days after the address change must be accompanied by a signature guarantee.
  AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN CHANGES may be made by telephone. Plan changes that may be made by telephone include increasing or decreasing investment/withdrawal amounts, changing the frequency of investment/withdrawal or terminating either Plan.
  DIVIDEND AND CAPITAL GAIN DISTRIBUTION CHANGES may also be made by telephone. A telephone request changing the reinvestment of dividend and capital gain distributions to the receipt of payment, will be honored only if the proceeds are to be sent to the address of record on the account. For more details, see "Dividends and Distributions."
  The Fund reserves the right to record all account registration changes made by telephone.

                                   NET ASSET VALUE

  The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order or request in proper form. The net asset value of a share of common stock of the Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange on any day on which that exchange is open for trading. The net asset value of a share of the Fund is the value of the Fund's assets, less its liabilities, divided by the number of shares outstanding.

  Securities traded on a stock exchange are ordinarily valued on the basis of the last sale price on the date of valuation or, in the absence of any sale on that day, the closing bid price. Other securities are generally valued at the current bid price. Any securities for which there are no readily available market quotations and all assets other than securities will be valued at a fair value, as determined in good faith by the board of directors.

                                       IRA PLAN

  The Fund has a master individual retirement account (IRA) plan which allows you to invest in the Fund. Income and capital gains earned by an IRA are sheltered from taxation until withdrawal. There is a $1,000 initial minimum investment. The plan also permits you to "roll over" to a Fasciano Fund IRA a lump sum distribution from a qualified pension or profit-sharing plan, including by a direct transfer from the plan trustee, thereby postponing your federal income tax on the distribution if rolled over within 60 days. Many distributions from qualified plans are subject to income tax withholding unless transferred directly from the plan to an IRA or another plan.

  If your employer has a Simplified Employee Pension Plan (SEP), you may establish an IRA with the Fund to which your employer may contribute annually up to the lesser of 15% of your earned income or $30,000, subject to special rules designed to avoid discrimination. The Fund's IRA plan also permits establishment of salary reduction SEPs (SAR-SEPs) through December 31, 1997, and Savings Incentive Match Plan IRAs (SIMPLE-IRAs) beginning January 1, 1997.

  Detailed information about the IRA, including related documents and charges of Firstar, as custodian, may be obtained from the Fund.

                                MANAGEMENT OF THE FUND

DIRECTORS AND INVESTMENT ADVISER

  The board of directors has overall responsibility for the conduct of the Fund's affairs. Subject to the authority of the board of directors, the investment adviser, Fasciano Company, Inc. (the "Adviser"), furnishes continuous investment supervision and management to the Fund under an investment advisory agreement. The Adviser, which is wholly-owned by Michael F. Fasciano, is a registered investment adviser organized in November 1986. As of the date of this prospectus, the Fund is the Adviser's only investment advisory client.

  Mr. Fasciano, who is president of the Fund and the Adviser, has been responsible for management of the Fund's portfolio since the Fund began operations. Mr. Fasciano is a Chartered Financial Analyst and has been employed in the securities industry since 1978. Before organizing Fasciano Company, Mr. Fasciano was a securities analyst and portfolio manager.

ADMINISTRATOR

  Beginning January 1, 1997, Firstar Trust Company will be the Fund's Administrator and, under the supervision of the Adviser and the Fund's board of directors, will generally assist the Fund in all aspects of its administration and operations. Firstar will receive a monthly fee at the annual rate of 0.06% of the Fund's average daily net assets, subject to certain minimum annual fees described in the statement of additional information.

FEES AND EXPENSES

  The Adviser manages the investment and reinvestment of the Fund's assets. At its own expense, the Adviser provides office space to the Fund and all necessary facilities, equipment and personnel for managing the assets of the Fund. For these services, the Adviser receives a monthly fee at the annual rate of 1% of the Fund's average daily net assets. The Fund pays all of its operating expenses not specifically assumed by the Adviser, which amounted to 1.5% of the Fund's average net assets during the fiscal year ended June 30, 1996, including the advisory fee. The Fund's investment advisory agreement also includes the conditions under which the Fund may use "Fasciano" in its name.

PORTFOLIO TRANSACTIONS

  The Adviser places the orders for the purchase and sale of the Fund's portfolio securities. In doing so, the Adviser seeks to obtain the best combination of net price and execution, which involves a number of judgmental factors. When the Adviser believes that more than one broker or dealer is capable of providing the best combination of price and execution in a particular portfolio transaction, the Adviser often selects a broker or dealer that has furnished it with research services.

                             DIVIDENDS AND DISTRIBUTIONS

  The Fund intends to distribute substantially all its net investment income and any net capital gain realized from sales of the Fund's portfolio securities at least annually. Dividends and capital gain distributions, if any, are reinvested in additional shares of the Fund unless you have requested in writing or on your Share Purchase Application to have them paid to you by check or by automatic deposit to your bank account. For details on how to change your distribution option by telephone, see "Account Registration."

TAXATION

  The Fund intends to continue to qualify, as it has since it began offering its shares to the public, as a regulated investment company under the Internal Revenue Code, so as to be relieved of federal income tax on its net investment income and net capital gains, to the extent that it distributes such amounts to shareholders.

  Dividends from net investment income and net short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held your shares in the Fund. Distributions will be taxable to you whether received in cash or reinvested in shares of the Fund.

  If you purchase shares shortly before a record date for a distribution you will, in effect, receive a return of a portion of your investment, but the distribution will be taxable to you even if the net asset value of your shares is reduced below your cost. However, for federal income tax purposes your original cost would continue as your tax basis. If you redeem shares within six months, any loss on the sale of those shares would be long-term capital loss to the extent of any distributions of long-term capital gain that you have received on those shares.

  If you fail to furnish your social security or other taxpayer identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax ("backup withholding") from dividend, capital gain, and redemption payments to you. Your dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the underreporting of certain income. These certifications are contained in the Share Purchase Application which you should complete and return to the Fund when you make your initial investment.

                                  OTHER INFORMATION

  The Fund was incorporated in Maryland on May 28, 1987, and commenced operations as a private investment company on August 1, 1987 at $10.00 per share. On June 30, 1988 the Fund registered as a diversified open-end management investment company under the Investment Company Act of 1940 and began offering its shares to the public on November 10, 1988. Each share of the Fund's capital stock, $.01 par value, is entitled to share pro rata in any dividends and other distributions on shares declared by the board of directors, to one vote per share in elections of directors and other matters presented to shareholders, and to equal rights per share in the event of liquidation.

  As a Maryland corporation registered as an investment company under the Investment Company Act of 1940, the Fund is not required to hold routine annual meetings and does not expect to do so. Maryland law permits shareholders to remove directors under certain circumstances and requires the Fund to assist in shareholder communications.

  Inquiries about purchases and redemptions of Fund shares, or about your account, should be directed to the Fund's transfer agent. Other inquiries regarding the Fund should be directed to the Fund. The addresses and telephone numbers of the Fund and its transfer agent are shown on the back cover.

                          THIS PAGE LEFT INTENTIONALLY BLANK

--------------------------------------------------------------------------------
FASCIANO FUND, INC.
--------------------------------------------------------------------------------
SHARE PURCHASE APPLICATION

NOTE:  Please read the application and the terms below carefully.         [LOGO]
THIS APPLICATION IS NOT TO BE USED FOR IRA ACCOUNTS.
Make checks payable to, and mail to: Fasciano Fund, Inc., c/o Firstar Trust Company, P.O. Box 701, Milwaukee,
Wisconsin 53201-0107

A.   PURCHASE ------------------------------------------------------------------
     Purchase by:
     / /  Check for $___________________($1,000 minimum for new account)

     / / Automatic Investment Plan transfer of $_______________________ (please complete the Automatic Investment Plan section below)

     / / Wire for $_____________________to Firstar Bank-Milwaukee N.A., ABA number 075000022, Credit Firstar Trust Company, Account Number 112-952-137, Further Credit: Fasciano Fund, Inc., Attention: Mutual Fund Department (shareholder name, account number)

B.   REGISTRATION (check one) --------------------------------------------------
     / /  Individual or Joint Account: _________________  ______________________
                                        (Individual)      (Joint Tenant, if any)

     / /  Corporations, Trusts or Others:
                          ______________________________________________________
                          (Trustee(s), corporation, partnership or other entity)

     / /  Gift to Minor:______________________ Custodian for____________________
                           (Custodian)                           (Minor)

          Under the Uniform Gift to Minors Act of ______________________________
                                                            (State)

SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER: _____________________________ (If this is a Uniform Gift to Minor account, use the minor's Social Security number)
I AM A CITIZEN OF   / / U.S.    / / OTHER (SPECIFY)_____________________________
(If shares are to be registered jointly, all owners must sign. Any registration in the names of two or more co-owners will, unless otherwise specified, be as joint tenants with right of survivorship and not as tenants in common.)
--------------------------------------------------------------------------------
C.   ADDRESS OF RECORD _________________________________________________________
                       Zip Code______________ Telephone (   )___________________

D.   DIVIDEND ELECTION _________________________________________________________
     All dividends and capital gain distributions on all shares held by you will be reinvested in additional shares, as set forth in the prospectus, unless you check this box.
     / / Dividends and capital gain distribution in cash. ATTACH AN UNSIGNED VOIDED CHECK (FOR CHECKING ACCOUNTS) OR A SAVINGS ACCOUNT DEPOSIT SLIP FOR YOUR BACK ACCOUNT, AND YOUR CASH PAYMENT WILL BE DIRECTLY DEPOSITED TO THIS ACCOUNT.

E.   AUTOMATIC INVESTMENT PLAN _________________________________________________
     AN UNSIGNED VOIDED CHECK (FOR CHECKING ACCOUNTS) OR A SAVINGS ACCOUNT DEPOSIT SLIP IS REQUIRED WITH YOUR APPLICATION.
     Please start my Automatic Investment Plan as described in the prospectus beginning:________________________ (Month and Year). I hereby instruct Firstar Trust Company, Transfer Agent for the Fund, to automatically transfer $_____________ (minimum $50, maximum $50,000) directly from my checking, NOW or savings account named below on the ______ of each month or the first business day thereafter. I understand that I will be assessed a $15 fee if the automatic purchase cannot be made due to insuffficient funds, stop payment, or for any other reason.

     Name(s) on Bank Account ___________________________________________________
     Bank Name ______________________________ Bank Routing Number ______________
     Bank Address ______________________________________________________________
     Signature of Bank Account Owner ___________________________________________
     Signature of Joint Owner __________________________________________________

F.   SYSTEMATIC WITHDRAWAL PLAN
     A BALANCE OF AT LEAST $10,000 IS REQUIRED FOR THIS OPTION.
     I would like to withdraw $______________ ($100 minimum) as follows:
     / /  I would like to have payments made to me on or about the day of each month, OR
     / / I would like to have payments made on or about the _____ day of the months that I have circled below:
Jan.   Feb.   Mar.   Apr.   May  June   July   Aug.   Sept.   Oct.   Nov.   Dec.
     / / I would like to have my payments automatically deposited to my checking or savings account. I have attached a voided check or deposit slip. (A check will be mailed to the above Account registration address if this box is not checked)
--------------------------------------------------------------------------------
G.   SIGNATURE AND CERTIFICATION REQUIRED BY THE INTERNAL REVENUE SERVICE
     I am (We are) of legal age, have received and read a current prospectus of Fasciano Fund, Inc., and agree to the terms therein. Under the penalty of perjury, I certify that (1) the Social Security Number or Taxpayer Identification Number shown on this form is my correct Taxpayer Identification Number, and (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service
     (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding. The IRS does not require your consent in my provision of this document other than the certifications required to avoid backup withholding. I (We) certify that (we) have full authority and legal capacity to purchase Fund shares.

     ___________________________________     ___________________________________
                 Signed*                        Signature of Co-Owner, If Any

     ___________________________________
                  Date

     *If shares are to be registered: 1) in joint names, both persons should sign; 2) by a custodian for a minor, the custodian should sign; 3) by a trust, the trustee(s) should sign; or 4) by a corporation or other entity, an officer should sign and indicate title.

                                                                 PROSPECTUS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                                             FASCIANO FUND, INC.


INVESTMENT ADVISER
   Fasciano Company, Inc.

ADDRESS OF FUND AND ADVISER
   190 South LaSalle Street
   Suite 2800
   Chicago, Illinois  60603
   (312) 444-6050
   (800) 848-6050

TRANSFER AGENT, DIVIDEND
DISBURSING AGENT AND CUSTODIAN
   Firstar Trust Company
   P.O. Box 701
   Milwaukee, Wisconsin 53201
   (414) 765-4124
   (800) 338-1579

INDEPENDENT PUBLIC ACCOUNTANTS
   Arthur Andersen LLP
   Chicago, Illinois

LEGAL COUNSEL
   Bell, Boyd & Lloyd
   Chicago, Illinois



MEMBER OF
--------------------                                                 [LOGO]
--------------------
     NO-LOAD-TM-                                               Chicago, Illinois
100% MUTUALFUND                                                 November 1, 1996
     COUNCIL

STATEMENT OF ADDITIONAL INFORMATION
November 1, 1996


FASCIANO FUND, INC.
                                             190 S. LaSalle Street
                                             Suite 2800
                                             Chicago, Illinois 60603
                                             (312) 444-6050
                                             (800) 848-6050


     This statement of additional information is not a prospectus, but provides information about Fasciano Fund, Inc. (the "Fund") that should be read in conjunction with the Fund's prospectus dated November 1, 1996 and any supplements to the prospectus and the Fund's financial statements included in its annual report to shareholders for the fiscal year ended June 30, 1996, a copy of which accompanies this statement of additional information.


     The prospectus and additional copies of the annual report may be obtained without charge by writing or telephoning the Fund at the address or telephone number set forth above.

                         TABLE OF CONTENTS

                                                            Page
                                                            ----

History of the Fund. . . . . . . . . . . . . . . . . . . . .B-2
Investment Policies. . . . . . . . . . . . . . . . . . . . .B-2
Investment Restrictions. . . . . . . . . . . . . . . . . . .B-7
Performance Information. . . . . . . . . . . . . . . . . . .B-9
Investment Adviser . . . . . . . . . . . . . . . . . . . . .B-10
Directors and Officers . . . . . . . . . . . . . . . . . . .B-11
Certain Shareholders . . . . . . . . . . . . . . . . . . . .B-12
Purchasing and Redeeming Shares. . . . . . . . . . . . . . .B-12
Additional Tax Information . . . . . . . . . . . . . . . . .B-13
Portfolio Transactions . . . . . . . . . . . . . . . . . . .B-13
Administrator, Custodian and Transfer Agent. . . . . . . . .B-15
Independent Public Accountants . . . . . . . . . . . . . . .B-16
Financial Statements . . . . . . . . . . . . . . . . . . . .B-16
Appendix . . . . . . . . . . . . . . . . . . . . . . . . . .B-17

HISTORY OF THE FUND

     The Fund began operations as a private investment company, not registered under the Investment Company Act of 1940 (the "1940 Act"), on August 1, 1987. The Fund registered under the 1940 Act on June 30, 1988 and began offering its shares to the public on November 10, 1988.

INVESTMENT POLICIES


     The primary investment objective of the Fund is long-term capital growth. Current income is considered in selecting securities for the portfolio, but its importance is secondary to capital growth. The Fund's investment objective may be changed by the board of directors without shareholder approval.


DEBT SECURITIES

     The Fund may invest in debt securities, including debt securities that are not rated or are rated below investment grade by the recognized rating agencies (i.e., BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investor Services, Inc. ("Moody's")). There are no restrictions as to the ratings of debt securities acquired by the Fund or the portion of the Fund's assets that may be invested in debt securities in a particular ratings category, except that the Fund will not invest more than 5% of its assets in securities rated below investment grade ("junk bonds"). The Fund has no present intention of investing in junk bonds.

     Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

     To the extent the Fund invests in lower-rated debt securities, achievement by the Fund of its investment objective will be more dependent on the Adviser's credit analysis than would be the case if the Fund were investing in higher-quality debt securities. Since the ratings of rating services
(which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, the Adviser employs its own credit research and analysis. These analyses may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

     Medium- and lower-quality debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions. At June 30, 1996 the Fund held no debt securities other than short-term demand notes.


     A description of the ratings used by S&P and Moody's is included as an appendix to this statement of additional information.

FOREIGN SECURITIES

     The Fund may invest in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, exchange controls, tax provisions, political instability, expropriation of assets, other governmental restrictions and regulations and less available financial information) than does investment in securities of domestic issuers.


     The Fund will not invest more than 5% of its assets in foreign securities and will not invest in securities traded only or primarily in emerging markets. For this purpose, foreign securities do not include American Depository Receipts
(ADRs) or securities guaranteed by a United States person. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. As of June 30, 1996, the Fund held no foreign securities.

     To the extent positions in portfolio securities are denominated in foreign currencies, the Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. (See discussion of transaction hedging under "Currency Exchange Transactions.")

     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

     Although the Fund intends to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social, or diplomatic developments that could affect investment in these nations.

     CURRENCY EXCHANGE TRANSACTIONS. Currency exchange transactions may be conducted either on a spot (I.E., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

     Forward currency transactions may involve currencies of the different countries in which the Fund may invest and serve as hedges against possible variations in the exchange rate between these currencies. The currency transactions of the Fund are limited to transaction hedging involving specific transactions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities or the receipt of dividends or interest thereon. The Fund's intention not to invest more than 5% of its assets in foreign securities effectively limits the extent of its transactions in foreign currencies.


     If the Fund enters into a forward contract, the Fund's custodian will segregate assets of the Fund having a value equal to the Fund's commitment under such forward contract. At the maturity of the forward contract, the Fund may either sell the portfolio security related to the contract and deliver the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.


     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

SHORT SALES

     The Fund may make short sales of securities if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. This technique is called selling short "against the box." Although permitted by its investment restrictions, the Fund does not currently intend to sell securities short.

     In a short sale against the box, the Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with the Fund's custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. Because the Fund ordinarily will want to continue to hold securities in its portfolio that are sold short, the Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

     Short sales may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. The Fund will incur transaction costs in connection with short sales.

     In addition to enabling the Fund to hedge against market risk, short sales may afford a Fund an opportunity to earn additional current income to the extent the Fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund's short positions remain open.

UNSEASONED ISSUERS


     The Fund has the authority to invest up to 10% of its total assets in the securities of unseasoned issuers, but has no present intention of investing more than 5% of its total assets in such securities. An unseasoned issuer is an issuer that, together with predecessors, has been in operation less than three years. The Adviser believes that investment in securities of unseasoned issuers may provide opportunities for long-term capital growth, although the risks of investing in such securities are greater than with common stocks of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. At June
30, 1996, the Fund held no securities of unseasoned issuers.


ILLIQUID SECURITIES

     The Fund may invest up to 10% of its net assets, taken at market value, in securities for which there is no ready market ("lliquid securities"), including any securities that are not readily marketable either because they are restricted securities or for other reasons. Restricted securities are securities that have not been registered under the Securities Act of 1933 and are thus subject to restrictions on resale. A position in restricted securities might adversely affect the liquidity and marketability of a portion of the Fund's portfolio, and the Fund might not be able to dispose of its holdings in such securities promptly or at reasonable prices. In those instances where the Fund is required to have restricted securities held by it registered prior to sale by the Fund and the Fund does not have a contractual commitment from the issuer or seller to pay the costs of such registration, the gross proceeds from the sale of securities would be reduced by the registration costs and underwriting discounts. Any such registration costs are not included in the 10% limitation on the Fund's investment in restricted securities. The Fund does not expect to invest in illiquid securities during the next fiscal year.

REPURCHASE AGREEMENTS

     The Fund may enter into "repurchase agreements" pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. A repurchase agreement arises when the Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time the Fund holds the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of no more than seven days and could be used to permit the Fund to earn interest on assets awaiting long term investment. The Fund requires continuous maintenance by the custodian for the Fund's account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (i) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto, (ii) possible subnormal levels of income and lack of access to income during this period, and (iii) expenses of enforcing its rights. The Fund will monitor the creditworthiness of firms with which it enters into repurchase agreements. Repurchase agreements maturing in more than seven days are considered illiquid securities. The Fund does not intend to invest in repurchase agreements during the next fiscal year.

PORTFOLIO TURNOVER

     The Fund normally invests on a long-term basis with an investment time horizon of three to five years. The Fund's portfolio turnovers for its fiscal years ended June 30, 1996 and 1995 were 45.6% and 37.9%, respectively.


INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions, which cannot be changed without the approval of the holders of a majority of its shares, as defined in the Investment Company Act of 1940:

     1. The Fund will not invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations.

     2. The Fund will not acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer.

     3. The Fund will not invest more than 10% of its assets (valued at the time of investment) in securities of issuers with less than three years' operation (including predecessors).

     4. The Fund will not invest more than 10% of its net assets (valued at the time of investment) in securities for which there is no ready market (including restricted securities and repurchase agreements maturing in more than seven days).

     5. The Fund will not participate in a joint trading account, purchase securities on margin or sell securities short (unless the Fund owns an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such securities).(1)

     6. The Fund will not act as an underwriter or distributor of securities other than its own capital stock, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale.

     7. The Fund will not lend money, but this restriction shall not prevent the Fund from investing in (i) a portion of an issue of publicly distributed debt securities or (ii) repurchase agreements.

     8. The Fund will not purchase or sell real estate or interests in real estate, although it may invest in marketable securities of issuers that invest in real estate or interests in real estate.

     9. The Fund will not borrow, except that the Fund may borrow from banks as a temporary measure amounts up to 10% of its total assets (at the lower of cost or market at the time of the borrowing), provided (i) that the total of reverse repurchase agreements(2) and such borrowings will not exceed 10% of the Fund's total assets and (ii) the Fund will not purchase securities when its borrowings exceed 5% of total assets.

     10. The Fund will not pledge any of its assets, except to secure indebtedness permitted by the Fund's investment restrictions.

     11. The Fund will not invest for the purpose of exercising control or management of any company.

     12. Not more than 25% of the value of the Fund's total assets, taken at market value at the time of the investment, will be concentrated in companies of any one industry.

     13. The Fund will not purchase and sell commodities or commodity contracts, except that it may enter into forward contracts to hedge securities transactions made in foreign currencies.


     In addition to the fundamental restrictions listed above, the 1940 Act provides that the Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at time of investment) in all investment company securities purchased by the Fund.


--------------------
(1) The Fund does not currently intend to sell securities short even under the conditions described in investment restriction 5.

(2) The Fund does not currently intend to enter into reverse repurchase agreements.

PERFORMANCE INFORMATION

     From time to time the Fund may give information about its performance by quoting total return figures in advertisements and sales literature. "Total return" for a period is the percentage change in value of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average annual total return" is the average annual compounded rate of change in value represented by the total return for the period.

     Average annual total return is computed as follows:

                                                 n
                                     ERV = P(1+T)

     Where: P = the amount of an assumed initial investment in Fund shares
            T = average annual total return
            n = number of years from initial investment to the end of the period ERV = ending redeemable value of shares held at the end of the period


     The Fund's total returns for the one-and five-year periods ended June
30, 1996 and for the period November 10, 1988 (the date Fund shares were first offered for sale to the public) through June 30, 1996 were 28.3%, 95.8% and 202.1%, respectively. Average annual total return for the same periods was 28.3%, 14.4% and 15.6%, respectively.


     The Fund imposes no sales charges and pays no distribution expenses.
Income taxes payable by shareholders are not taken into account. The Fund's performance is a result of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that described above may be useful in reviewing the Fund's past performance and in providing some basis for comparison with other investment alternatives, it is not necessarily indicative of future performance and should not be used for comparison with other investments using different reinvestment assumptions or time periods.


     The Fund may also compare its performance to various stock indices (groups of unmanaged common stocks), including the New York Stock Exchange Composite Index, Standard & Poor's 500 Stock Index, the NASDAQ Composite Index, and the Dow Jones Industrial Average, or to the Consumer Price Index or groups of comparable mutual funds, including rankings determined by Lipper Analytical Services, Inc., an independent service that monitors the performance of mutual funds, or that of another independent service, including Morningstar, Inc.


     The Fund may cite its rating, recognition, or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a fund's risk score (which is a function of the fund's monthly returns less the 3-month T-bill return) from the fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star, and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk or both.

INVESTMENT ADVISER

     The Fund's investment adviser, Fasciano Company, Inc. (the "Adviser"), furnishes continuing investment supervision to the Fund and is responsible for overall management of the Fund's business affairs. It furnishes office space, equipment, and personnel to the Fund and assumes the expenses of printing and distributing the Fund's prospectus and reports to prospective investors. The Fund pays all of its expenses except those specifically assumed by the Adviser, including but not limited to printing and postage charges; securities registration, custodian and transfer agency fees; accounting services fees (paid to the Adviser); audit and legal fees; and expenses in connection with its organization.


     For its services, the Adviser receives a monthly fee at an annual rate of 1% of the average daily net asset value of the Fund. The Investment Advisory Agreement provides that the Adviser will reimburse the Fund to the extent that its total annual operating expenses exceed 2%, exclusive of (i) taxes, (ii) interest charges, (iii) litigation and other extraordinary expenses, and (iv) brokers' commissions and other charges relating to the purchase and sale of the Fund's portfolio securities.


     The investment advisory fees of the Fund for the fiscal years ended June 30, 1996, 1995, and 1994 were $247,479, $183,008, and $167,089, respectively.
During the fiscal years ended June 30, 1996 and 1995, the Fund operated within all applicable expense limitations without reimbursement by the Adviser:


     The Adviser is a registered investment adviser organized in November 1986. Michael F. Fasciano is the sole shareholder of the Adviser.

DIRECTORS AND OFFICERS

     The directors and officers of the Fund and their principal business activities during the past five years are:


                            Positions Held          Principal Occupations
Name, Address and Age       with Fund               and other Affiliations
---------------------       --------------          ----------------------

Michael F.                  Director, President     Director, President
Fasciano                    and Treasurer           and Treasurer of
Suite 2800                                          Fasciano Company, Inc.
190 South LaSalle St.                               since November 1986.
Chicago, Illinois                                   Mr. Fasciano is a
60603                                               Chartered Financial
Age 41                                              Analyst.


Susan N. Fasciano           Secretary and           Private investor.
Suite 2800                  Director
190 South LaSalle Street
Chicago, Illinois 60603
Age 38

David R. Long               Director                Vice President -
The Gallagher Center                                Investments of Arthur J.
Two Pierce Place                                    Gallagher & Co., Inc., a
Itasca, Illinois 60143-3141                         New York Stock Exchange
Age 44                                              listed international
                                                    insurance and risk
                                                    management services
                                                    firm, since May 1989.


     Michael F. Fasciano and Susan N. Fasciano are directors who are "interested persons" of the Fund as defined in the 1940 Act. Michael Fasciano and Susan Fasciano are husband and wife.


     Mr. Fasciano and Ms. Fasciano serve as members of the Executive Committee of the Board of Directors. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board of Directors. The Executive Committee did not meet during the fiscal year ended June 30, 1996.


     The only compensation paid to directors and officers of the Fund for their services as such consists of $2,000 paid to directors who are not interested persons of the Fund or the Adviser. The Fund has no retirement or pension plans.

     The following table sets forth compensation paid by the Fund during the fiscal year ended June 30, 1996 to each of the directors of the Fund. The
Fund is not part of a fund complex and has no retirement or other benefit plans for directors.

                                                 AGGREGATE
                                                 COMPENSATION
              NAME OF DIRECTOR                   FROM THE FUND
              ----------------                   -------------

              Michael F. Fasciano                $        0
              Susan N. Fasciano                           0
              David R. Long                             500


     At September 30, 1996 the directors and officers as a group owned beneficially 28,104 shares, or 2.3% of the outstanding shares of the Fund.


CERTAIN SHAREHOLDERS


     As of September 30, 1996, the only persons known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund were:


                                         Outstanding Shares Owned
                                         ------------------------
                                            Number      Percent
                                            ------      -------
          Albert O. Nicholas               253,157       21.1%
          6002 North Highway 83
          Hartland, Wisconsin  53209

          Nancy J. Nicholas                289,693       24.1%
          6002 North Highway 83
          Hartland, Wisconsin  53209

          Firwood                           80,924        6.7%
          c/o Amcore Trust Co.
          P. O. Box 4599
          Rockford, Illinois  61110


PURCHASING AND REDEEMING SHARES

     Purchases and redemptions are discussed in the Fund's prospectus under the headings "Purchasing Shares," "Redeeming Shares" and "Net Asset Value." All of that information is incorporated herein by reference.

     For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are also valued at the most recent bid quotations.
Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the board of directors. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Calculations of net asset value are performed by Firstar Trust Company, the Fund's custodian.

     The Fund's net asset value will not be determined on any day on which the New York Stock Exchange is not open for trading. That Exchange is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.

     The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Redemptions in excess of the above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities.

     Because it can be more expensive for the Fund to maintain small accounts, the Fund has reserved the right, on 60 days' written notice to the shareholder, to redeem shares in any account and send the proceeds to the owner, if the account has a value of less than a stated minimum. It is the Fund's current policy not to exercise its right to redeem small accounts. No change in that policy would be implemented without advance notice having been given to shareholders.


ADDITIONAL TAX INFORMATION

     The Fund intends to continue to qualify, as it has done since it first offered its shares to the public, as a regulated investment company under Subchapter M of the Internal Revenue Code and thus not be subject to federal income taxes on amounts it distributes to shareholders.

     The Fund was a personal holding company under the Code for the fiscal year ended June 30, 1996 because more than 50% of its outstanding stock was owned by five or fewer individuals. The Fund will continue to be a personal holding company under the Code until that concentration of stock ownership no longer exists. As a personal holding company, the Fund is subject to federal income tax at the maximum rate on its income not currently distributed to shareholders. Because the Fund intends to distribute all its net investment income (if any) and realized capital gains, the Fund does not expect its classification as a personal holding company to result in the imposition of any tax.


PORTFOLIO TRANSACTIONS

     The Adviser has discretion to select brokers and dealers to execute portfolio transactions initiated by the Adviser and to select the markets in which such transactions are to be executed. The primary responsibility regarding portfolio transactions is to seek the best combination of net price and execution for the Fund. When executing transactions for the Fund, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission. Transactions of the Fund in the over-the-counter market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.

     In selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available, the Adviser is authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), statistical quotations, specifically the quotations necessary to determine the Fund's asset value, and other information provided to the Fund or the Adviser. The Adviser is also authorized to cause the Fund to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Adviser exercises investment discretion. It is possible that certain of the services received by the Adviser attributable to a particular transaction will benefit one or more other accounts for which investment discretion is exercised by the Adviser.

     In valuing research services, the Adviser makes a judgment of the usefulness of research and other information provided by a broker to the Adviser in managing the Fund's investment portfolio. In some cases, the information, E.G., data or recommendations concerning particular securities, relates to the specific transaction placed with the broker, but for the greater part the research consists of a wide variety of information concerning companies, industries, investment strategy, and economic, financial and political conditions and prospects, useful to the Adviser in advising the Fund.

     The Adviser is the principal source of information and advice to the Fund and is responsible for making and initiating the execution of investment decisions by the Fund. However, the board of directors of the Fund recognizes that it is important for the Adviser, in performing its responsibilities to the Fund, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Fund to take into account the value of the information received for use in advising the Fund. The extent, if any, to which the obtaining of such information may reduce the expenses of the Adviser in providing management services to the Fund is not determinable. In addition, it is understood by the board of directors that other clients of the Adviser might also benefit from the information obtained for the Fund, in the same manner that the Fund might also benefit from the information obtained by the Adviser in performing services for others.


     For the fiscal years ended June 30, 1996, 1995, and 1994, the Fund paid brokerage commissions, not including the gross underwriting spread on securities purchased in underwritten public offerings, aggregating $18,363, $13,160, and $22,496, respectively.

     Although investment decisions for the Fund would be made independently from those for other investment advisory clients of the Adviser, if any, it might develop that the same investment decision is made for both the Fund and one or more other advisory clients. If both the Fund and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.


ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT


     ADMINISTRATOR.  Firstar Trust Company, 615 East Michigan Street,
Milwaukee, Wisconsin 53202 (the "Administrator") will serve as the Fund's Administrator beginning January 1, 1997. Firstar is not an affiliate of the Adviser or its affiliates. The Fund Administration Servicing Agreement entered into between the Fund and the Administrator relating to the Fund (the "Administration Agreement") will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the board of directors of the Fund upon the giving of ninety (90) days' written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days' written notice to the Fund.


     Under the Administration Agreement, the Administrator shall exercise reasonable care and is not liable for any error or judgment or mistake of law or for any loss suffered by the Corporation in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.


     The Fund will pay the Administrator a monthly fee at the annual rates of 0.06% of the Fund's average daily net assets up to $200 million, 0.05% of the next $500 million of average daily net assets, and 0.03% of average daily net assets in excess of $700 million, subject to the minimum annual fees described in the next sentence. No minimum fee applies to the period January 1 through June 30, 1997. For the fiscal year ending June 30, 1998, the minimum annual fee will be $24,000, and for the fiscal year ending June 30, 1999, the minimum annual fee will be $27,000; provided that the minimum annual fee will rise to $30,000 at the earlier of (i) the time the assets of the Fund reach $50 million and (ii) July 1, 1999.


     CUSTODIAN AND FUND ACCOUNTING AGENT. Firstar Trust Company ("Firstar"), P.O. Box 701, Milwaukee, Wisconsin 53201, acts as Custodian of the securities and other assets of the Fund. As Custodian, Firstar is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. Firstar also performs portfolio accounting services for the Fund.


     In addition the Fund has entered into a Fund Accounting Servicing Agreement with Firstar Trust Company pursuant to which Firstar Trust Company has agreed to maintain the financial accounts and records of the Fund and provide other accounting services to the Fund.


     TRANSFER AGENT. Firstar Trust Company also serves as transfer agent and dividend disbursing agent for the Fund under a Shareholder Servicing Agent Agreement. As transfer and dividend disbursing agent, Firstar Trust Company has agreed to (i) issue and redeem shares of the Fund, (ii) make dividend and other distributions to shareholders of the Fund, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Fund.


INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP, 33 West Monroe Street, Chicago, Illinois 60603, audits and reports on the Fund's annual financial statements, reviews certain regulatory reports, prepares the Fund's income tax returns, and performs other professional accounting, auditing, tax, and advisory services when engaged to do so by the Fund.

FINANCIAL STATEMENTS

     The Fund's annual report for its fiscal year ended June 30, 1996, a copy of which accompanies this statement of additional information, contains financial statements, notes thereto and a report of independent public accountants, all of which (but no other part of the annual report) is incorporated herein by reference.

     Additional copies of the annual report may be obtained without charge by writing or telephoning the Fund at the address or telephone number shown on the front cover of this statement of additional information.

                                    APPENDIX

                           DESCRIPTION OF BOND RATINGS

A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Fund's investment adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of rating used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

Ratings by Moody's

Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge".
Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

S&P Ratings

AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

------------------ COMPARISON OF FOOTNOTES -------------------FOOTNOTE 1-1
Incorporated by reference to the exhibit of the same number filed with pre-effective amendment No. 2 to registrant's registration statement on form N-1A, No. 33-23997 (the "Registration Statement").2 Incorporatedby reference to the exhibit of the same number filed with the Registration Statement ^.3. Incorporated by reference to the exhibit of the same number filed with post-effective amendment no. 2 to the Registration Statement.4. Incorporated by reference to the exhibit of the same number filed with post-effective amendment no. 6 to the Registration Statement ^.36311D1.DOC October 29, 1996 5:25 PM36311D1.DOC October 29, 1996 5:25 PM36311D4.DOC C-C-

                            PART C  OTHER INFORMATION

Item 24.            FINANCIAL STATEMENTS AND EXHIBITS

  (a)               FINANCIAL STATEMENTS:

    (i) Financial statements included in Part A of this registration statement: Financial Highlights.

   (ii) Financial statements included in Part B of this registration statement -- incorporated by reference to the following portions of Registrant's annual report to Shareholders for the fiscal year ended June 30, 1996:


                    - Report of independent public accountants


                    - Schedule of Portfolio Investments at June 30, 1996


                    - Statement of Assets and Liabilities at June 30, 1996

                    - Statement of Operations for the year ended June 30, 1996

                    - Statement of Changes in Net Assets for the years ended
                       June 30, 1996 and 1995

                    - Financial Highlights

                    - Notes to financial statements

  (iii)             Financial statements included in Part C of
                       this amendment:  none


Note:               - Schedule I - the required information is presented in the
                       Schedule of Portfolio Investments at June 30, 1996

                    - Schedules II, III, IV, and V have been omitted as the
                       required information is not present.

(b)  Exhibits:

No.  EDGAR          Exhibit

1    Ex 99.B1       Restated articles of incorporation

2    Ex 99.B2       Bylaws

3    Ex 99.B3       None

4    Ex 99.B4       Form of common stock certificate(1)

5    Ex 99.B5       Investment advisory agreement with Fasciano Company,
     Inc.

6    Ex 99.B6       None


---------------

(1) Incorporated by reference to the exhibit of the same number filed with pre-effective amendment No. 2 to registrant's registration statement on form N-1A, No. 33-23997 (the "Registration Statement").

No.       EDGAR               Exhibit
---       -----               -------
7         Ex 99.B7            None

8         Ex 99.B8            Custody agreement with Firstar Trust Company
                              (formerly First Wisconsin Trust Company)

9         Ex 99.B9A           Shareholder servicing agreement with Firstar Trust
                              Company (formerly First Wisconsin Trust Company)4

9.1       Ex 99.B9B           Accounting Services Agreement with Firstar Trust
                              Company

10        Ex 99.B10           Opinion of Bell, Boyd & Lloyd dated November 3,
                              1988

11        Ex 99.B11           Consent of independent public accountants

12        Ex 99.B12           None

13.1      Ex 99.B13A          Initial 1987 Subscription Agreement for
                              Individuals(2)

13.2      Ex 99.B13B          Initial 1987 Subscription Agreement for
                              Corporations,(2) Trusts and Partnerships

13.3      Ex 99.B13C          Initial 1988 Subscription Agreement(2)

13.4      Ex 99.B13D          Second 1988 Subscription Agreement(2)

13.5      Ex 99.B13E          Third 1988 form of Subscription Agreement(2)

14        Ex 99.B14           Individual Retirement Account Prototype Plan,
                              Disclosure Statement and applications(2)

15        Ex 99.B15           None

16        Ex 99.B16           Schedule for computation of performance
                              quotations(3)

          Ex 27               Financial Data Schedule


Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          The registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the registrant within the meaning of this item. The information in the prospectus under the caption "Management of the Fund" and in the Statement of Additional Information under the caption "Management" is incorporated by reference.



---------------

(2) Incorporated by reference to the exhibit of the same number filed with the Registration Statement.

(3) Incorporated by reference to the exhibit of the same number filed with post-effective amendment no. 2 to the Registration Statement.

(4) Incorporated by reference to the exhibit of the same number filed with post-effective amendment no. 6 to the Registration Statement.

Item 26.  NUMBER OF HOLDERS OF SECURITIES


          As of September 30, 1996 there were 1,111 record holders of registrant's capital stock. Registrant has no other class of securities.


Item 27.  INDEMNIFICATION

          Section 2-418 of the General Corporation Law of Maryland authorizes the registrant to indemnify its directors and officers under specified circumstances. Article Ninth of the Charter of the registrant (exhibit 1 to this amendment, which is incorporated herein by reference) provides in effect that the registrant shall provide certain indemnification of its directors and officers. In accordance with section 17(h) of the Investment Company Act, this provision of the charter shall not protect any person against any liability to the registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          The information in the prospectus under the caption "Management of the Fund - Directors and Investment Adviser" is incorporated by reference. Except as noted therein, neither Fasciano Company, Inc., nor any of its directors or officers, has at any time during the past two years been engaged in any other business, profession, vocation or employment of a substantial nature either for its or his own account or in the capacity of director, officer, employee, partner or trustee.

Item 29.  PRINCIPAL UNDERWRITERS

          (a)  None

          (b)  None

          (c)  None

Item 30.  LOCATION OF ACCOUNTS AND RECORDS

          Michael F. Fasciano
          President
          Fasciano Fund, Inc.
          190 S. LaSalle St., Suite 2800
          Chicago, Illinois  60603

Item 31.  MANAGEMENT SERVICES

          None

Item 32.  UNDERTAKINGS

          (a)  Not applicable

          (b)  Not applicable

          (c) The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on October 31, 1996.



                                   FASCIANO FUND, INC.



                                   By /s/ Michael F. Fasciano
                                      -----------------------
                                      Michael F. Fasciano, President

          Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

    Name                           Title                    Date
    ----                           -----                    ----

/s/ Michael F. Fasciano       Director, President and       )
-----------------------         Treasurer (principal        )
 Michael F. Fasciano            executive and               )
                                financial officer)          )
                                                            )
                                                            )

/s/ David R. Long             Director                      )   October 31, 1996
-----------------------                                     )
 David R. Long                                              )

                                                            )
                                                            )
                                                            )
/s/ Susan N. Fasciano         Director                      )
-----------------------
 Susan N. Fasciano                                          )
                                                            )
                                                            )
                                                            )

FASCIANO FUND, INC.
---------------------------------------------------------
---------------------------------------------------------

                                                          August 22, 1996

       Dear Shareholder:

           The good times are still rolling along. Total return figures for periods ended June 30, 1996 are summarized below.

                                    Six Months      One Year     Three Years**     Five Years**
                                  --------------  ------------  ----------------  ---------------
Fasciano Fund*                           14.9%          28.3%           18.1%             14.4%
Small Company Fund Average+              14.9%          29.3%           17.4%             18.1%
S&P 500 Index                            10.1%          26.0%           17.2%             15.7%

           For the period since November 10, 1988 (the date Fasciano Fund share were initially offered for sale to the public) through June 30, 1996, the average annual total return for Fasciano Fund was 15.6%.

           Fasciano Fund ranks high, particularly when returns are adjusted for its lower risk profile. We strike a conservative balance between risk and reward because making money in an up market is one thing, but keeping it in a down market is another.

           Going forward, we are positioned for long-term capital growth. The fund is fully invested in stocks and our portfolio comprises both solid growth and good value. When we invest, we always look for growth because hefty capital gains can be made by investing in small businesses that grow larger. Also, value is important because it cushions market volatility and enhances long-term returns. To determine value, we weigh businesses against each other in terms of their earnings growth rates and price-to-earnings ratios. We remain committed to buying growing businesses at good prices.

           Thank you for selecting Fasciano Fund to achieve your long-term financial goals.

                                           Sincerely,

                                           [MICHAEL F. FASCIANO SIGNATURE]

                                           Michael F. Fasciano, CFA
                                           President

        * Of course, past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and upon redemption may be worth more than your original cost.

        ** Average annual total return

         + Source: Morningstar, Inc.

  190 South LaSalle Street, Suite 2800, Chicago, Illinois 60603 - 800-848-6050

                                [FASCIANO LOGO]
-----------------------------------           ----------------------------------
-----------------------------------           ----------------------------------

PERFORMANCE AND DISTRIBUTION SUMMARY

-------------------------------------------------------------------------
-------------------------------------------------------------------------

                                     FASCIANO FUND
             --------------------------------------------------------------
                               Distributions
                          ------------------------                 Annual                   Small         U.S.
 Calendar     Beginning                  Capital                   Total                   Company      Treasury
   Year          NAV        Income        Gains     Ending NAV     Return     S&P 500      Funds*        Bills
-----------  -----------  -----------  -----------  -----------  ----------  ----------  -----------  ------------
      1989    $    11.45   $     0.24   $     0.59   $    13.16      +22.5%      +31.7%       +23.6%         +8.1%
      1990    $    13.16   $     0.12   $     0.38   $    12.50      - 1.2%      - 3.1%       - 9.5%         +7.5%
      1991    $    12.50   $     0.02   $     0.36   $    16.40      +35.1%      +30.5%       +50.3%         +5.4%
      1992    $    16.40   $     0.00   $     0.46   $    17.29      + 7.7%      + 7.6%       +13.7%         +3.5%
      1993    $    17.29   $     0.00   $     1.00   $    17.68      + 8.1%      +10.1%       +17.1%         +3.0%
      1994    $    17.68   $     0.00   $     1.14   $    17.18      + 3.7%      + 1.3%       - 0.7%         +4.3%
      1995    $    17.18   $     0.00   $     1.34   $    21.18      +31.1%      +37.5%       +31.3%         +5.5%
*Source: Morningstar, Inc.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  FASCIANO FUND VS. S&P 500
                                 Fasciano    S&P 500
11/10/1988                         10,000     10,000
6/30/1989                          11,942     11,880
6/30/1990                          13,483     13,839
6/30/1991                          15,478     14,863
6/30/1992                          16,484     16,558
6/30/1993                          18,429     19,152
6/30/1994                          19,039     19,420
6/30/1995                          23,951     24,822
6/30/1996                          30,729     31,271
Fasciano Fund
Average Annual Total Returns
1 Year                            5 Years      Life*
28.3%                               14.4%      15.6%

                                [FASCIANO LOGO]
-----------------------------------           ----------------------------------
-----------------------------------           ----------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 1996

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 Shares  Common Stocks                                                                                                 Market Value
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 97.1%
         INDUSTRIAL & COMMERCIAL PRODUCTS AND SERVICES - 27.3%
   45,000 Concord EFS, Inc. +......................................................................................... $ 1,597,500
   40,000 Keane, Inc. +...............................................................................................   1,475,000
   33,000 Methode Electronics, Inc. - Class A.........................................................................     561,000
   10,000 FlightSafety International..................................................................................     542,500
   42,500 Richey Electronics, Inc. +..................................................................................     499,375
   20,000 ABC Rail Products Corp. +...................................................................................     432,500
   10,000 Interim Services, Inc. +....................................................................................     430,000
   15,000 G&K Services - Class A......................................................................................     427,500
   10,000 IDEX Corp. .................................................................................................     380,000
   20,000 Juno Lighting, Inc. ........................................................................................     340,000
   10,000 Envoy Corporation +.........................................................................................     292,500
   10,000 Modine Manufacturing Co. ...................................................................................     265,000
   10,000 Trimas Corp. ...............................................................................................     233,750
   11,800 Lawter International, Inc. .................................................................................     147,500
   10,000 Arnold Industries, Inc. ....................................................................................     142,500
   10,000 Communications Systems, Inc. ...............................................................................     137,500
         FINANCIAL SERVICES - 19.6%
   75,000 Imperial Thrift & Loan +....................................................................................   1,106,250
   75,000 Mercury Finance Company.....................................................................................     956,250
   30,000 Cole Taylor Financial Group.................................................................................     892,500
   20,000 Greenpoint Financial Corp. .................................................................................     565,000
   20,000 Liberty Bancorp, Inc. ......................................................................................     500,000
   10,000 Corus Bankshares, Inc. .....................................................................................     300,000
   10,000 First Financial Corp. - Wisc. ..............................................................................     225,000
    6,250 Advantage Bancorp., Inc. ...................................................................................     212,500
   30,000 Atlantic Bank & Trust Co. +.................................................................................     202,500
    7,500 First Merchants Acceptance +................................................................................     148,125
    5,000 Southwest Bancshares, Inc. .................................................................................     135,000
   10,000 Damen Financial Corp. +.....................................................................................     116,250
   16,000 BankUnited Financial Corp. +................................................................................     116,000
   10,000 GA Financial, Inc. +........................................................................................     110,000
    5,000 Heritage Financial Services.................................................................................     108,750
         HEALTH CARE PRODUCTS AND SERVICES - 17.7%
   45,000 VIVRA, Inc. +...............................................................................................   1,479,375
   20,000 Cardinal Health, Inc. ......................................................................................   1,442,500
   20,000 Dentsply International, Inc. ...............................................................................     850,000
   20,000 Serologicals Corp. +........................................................................................     530,000
   20,000 Landauer, Inc. .............................................................................................     422,500
   10,000 Medaphis Corp. +............................................................................................     397,500

  The accompanying notes to financial statements are an integral part of this statement.

                                [FASCIANO LOGO]
-----------------------------------           ----------------------------------
-----------------------------------           ----------------------------------

June 30, 1996

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 Shares  Common Stocks                                                                                                 Market Value
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 97.1% - Continued
         ENTERTAINMENT - 11.4%
    6,500 International Speedway Corp. ...............................................................................   1,722,500
   33,750 Regal Cinemas, Inc. +.......................................................................................   1,544,063
    2,000 Speedway Motorsports, Inc. +................................................................................      51,250
         CONSUMER PRODUCTS AND SERVICES - 9.6%
   35,000 Central Parking Corp. ......................................................................................   1,036,875
   75,000 TBC Corp. +.................................................................................................     646,875
   50,000 Ladd Furniture, Inc. .......................................................................................     500,000
   20,000 International Dairy Queen, Inc. +...........................................................................     440,000
   15,000 LaCrosse Footware, Inc. ....................................................................................     155,625
   20,000 Programming & Systems +.....................................................................................      10,000
         PUBLISHING AND BROADCASTING - 6.0%
   10,000 Pulitzer Publishing Co. ....................................................................................     592,500
   15,000 McClatchy Newspapers - Class A..............................................................................     414,375
   20,000 Nelson Thomas, Inc. ........................................................................................     267,500
   10,000 BET Holdings - Class A +....................................................................................     263,750
    5,000 Central Newspaper, Inc. ....................................................................................     187,500
         TECHNOLOGY - 5.5%
   30,000 Zebra Technologies Corp. - Class A +........................................................................     532,500
   10,000 Tessco Technologies, Inc. +.................................................................................     365,000
    5,000 CDW Computer Centers, Inc. +................................................................................     347,500
   10,000 GTECH Holdings Corp. +......................................................................................     296,250
    8,000 Eagle Point Software Corp. +................................................................................      56,000
                                                                                                                       ------------
         TOTAL COMMON STOCKS (cost: $18,386,410).....................................................................   28,150,188
                                                                                                                       ------------

SHORT-TERM INVESTMENTS - 3.0%
         Variable Demand Notes (all due July 1, 1996)
  855,757 Wisconsin Electric, 5.19%...................................................................................     855,757
                                                                                                                       ------------
         TOTAL SHORT-TERM INVESTMENTS (cost: $855,757)...............................................................      855,757
                                                                                                                       ------------
         TOTAL INVESTMENTS - 100.1% (cost: $19,242,167)..............................................................   29,005,945
         OTHER LIABILITIES, NET OF OTHER ASSETS - (0.1%).............................................................      (25,403)
                                                                                                                       ------------
         TOTAL NET ASSETS - 100.0%...................................................................................  $28,980,542
                                                                                                                       ------------
                                                                                                                       ------------

     + non-income producing security

  The accompanying notes to financial statements are an integral part of this statement.

                                [FASCIANO LOGO]
-----------------------------------           ----------------------------------
-----------------------------------           ----------------------------------

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1996

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ASSETS
Common stocks, at market value (cost: $18,386,410)..............  $28,150,188
Variable demand notes, at market value (cost: $855,757).........      855,757
Receivables
  Dividends.....................................................       17,675
  Interest......................................................        6,996
Prepaid expenses................................................        2,387
Other assets....................................................        4,646
                                                                  -----------
      Total assets..............................................  $29,037,649
                                                                  -----------
                                                                  -----------

LIABILITIES AND NET ASSETS
Payables and accrued expenses
  Accrued expenses..............................................  $    33,000
  Due to adviser................................................       24,107
                                                                  -----------
      Total liabilities.........................................       57,107
                                                                  -----------
Net assets
  Common stock, $.01 par value; 10,000,000 shares authorized,
   1,191,150 shares issued and outstanding, and paid-in
   capital......................................................   18,584,520
  Accumulated net investment loss...............................     (251,264)
  Accumulated undistributed net realized gain...................      883,508
  Net unrealized appreciation on investments....................    9,763,778
                                                                  -----------
      Total net assets..........................................   28,980,542
                                                                  -----------
      Total liabilities and net assets..........................  $29,037,649
                                                                  -----------
                                                                  -----------
Net asset value per share.......................................  $     24.33
                                                                  -----------
                                                                  -----------

  The accompanying notes to financial statements are an integral part of this statement.

                                [FASCIANO LOGO]
-----------------------------------           ----------------------------------
-----------------------------------           ----------------------------------

STATEMENT OF OPERATIONS
For the year ended June 30, 1996

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INCOME
    Dividends..............................................................  $  171,395
    Interest...............................................................     125,284
    Other..................................................................          67
                                                                             ----------
                                                                                296,746
                                                                             ----------

EXPENSES
    Management fee.........................................................     247,479
    Registration fees......................................................      25,470
    Transfer and disbursing agent fees.....................................      24,929
    Accounting fee.........................................................      22,286
    Audit and tax consulting fees..........................................      17,550
    Printing...............................................................      16,627
    Custodian fees.........................................................       9,494
    Legal fees.............................................................       9,178
    Other operating expenses...............................................       3,039
                                                                             ----------
        Total expenses.....................................................     376,052
                                                                             ----------
    Net investment loss....................................................     (79,306)
                                                                             ----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain on investments.......................................   2,013,802
    Net change in unrealized appreciation..................................   4,232,542
                                                                             ----------
        Net gain on investments............................................   6,246,344
                                                                             ----------
        Net increase in net assets resulting from operations...............  $6,167,038
                                                                             ----------
                                                                             ----------

  The accompanying notes to financial statements are an integral part of this statement.

                                [FASCIANO LOGO]
-----------------------------------           ----------------------------------
-----------------------------------           ----------------------------------

STATEMENT OF CHANGES IN NET ASSETS
For the years ended June 30, 1996 and June 30, 1995

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                June 30,     June 30,
                                                                  1996         1995
                                                               -----------  -----------
OPERATIONS:
  Net investment loss........................................  $   (79,306) $  (102,096)
  Net realized gain on investments...........................    2,013,802      306,720
  Net change in unrealized appreciation......................    4,232,542    3,862,713
                                                               -----------  -----------
    Net increase in net assets resulting from operations.....    6,167,038    4,067,337

DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income...................            0            0
  Distributions from net realized gains......................   (1,454,764)  (1,106,005)
                                                               -----------  -----------
    Total distributions......................................   (1,454,764)  (1,106,005)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued (153,853 and 140,163 shares,
   respectively).............................................    3,463,138    2,563,890
  Increase from shares issued in reinvested distributions
   (66,035 and 62,566 shares, respectively)..................    1,391,353    1,064,993
  Cost of shares redeemed (63,325 and 124,560 shares,
   respectively).............................................   (1,453,876)  (2,304,528)
                                                               -----------  -----------
    Net increase in net assets derived from capital share
     transactions............................................    3,400,615    1,324,355
                                                               -----------  -----------
    Net increase in net assets...............................    8,112,889    4,285,687
                                                               -----------  -----------
NET ASSETS AT BEGINNING OF PERIOD............................   20,867,653   16,581,966
                                                               -----------  -----------
NET ASSETS AT END OF YEAR (including accumulated
 undistributed net investment loss of ($251,264) and
 ($171,958), respectively)...................................  $28,980,542  $20,867,653
                                                               -----------  -----------
                                                               -----------  -----------

  The accompanying notes to financial statements are an integral part of this statement.

                                [FASCIANO LOGO]
-----------------------------------           ----------------------------------
-----------------------------------           ----------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------
-------------------------------------------------------------------------

        Condensed financial information per share of capital stock outstanding throughout the period is presented below:

                                                                                  Year Ended June 30,
                                                                --------------------------------------------------------
                                                                    1996         1995       1994       1993       1992
                                                                ------------   --------   --------   --------   --------
Net asset value at beginning of year..........................    $ 20.17      $ 17.34    $ 17.74    $ 16.30    $ 15.67
Income from investment operations:
  Net investment income (loss)................................      (0.05)       (0.24)     (0.05)     (0.05)      0.03
  Net realized and unrealized gain on securities..............       5.55         4.21       0.65       1.95       0.99
                                                                ------------   --------   --------   --------   --------
    Total from investment operations..........................       5.50         3.97       0.60       1.90       1.02
Less distribution:
  Dividends from net investment income........................       0.00         0.00       0.00       0.00      (0.02)
  Distributions from realized gains on securities.............      (1.34)       (1.14)     (1.00)     (0.46)     (0.36)
  Provision for Federal income tax on realized gains..........       0.00         0.00       0.00       0.00      (0.01)
                                                                ------------   --------   --------   --------   --------
    Total distributions and taxes.............................      (1.34)       (1.14)     (1.00)     (0.46)     (0.39)
                                                                ------------   --------   --------   --------   --------
Net asset value at end of year................................    $ 24.33      $ 20.17    $ 17.34    $ 17.74    $ 16.30
                                                                ------------   --------   --------   --------   --------
                                                                ------------   --------   --------   --------   --------
Total return..................................................       28.3%        24.1%       3.3%      11.8%       6.5%
Ratios/Supplemental Data:
  Net assets at end of period (in thousands)..................    $28,981      $20,868    $16,582    $15,458    $10,564
  Expenses, excluding provision for taxes, to average net
   assets.....................................................        1.5%         1.7%       1.7%       1.7%       1.7%
  Net investment income (loss) before taxes to average net
   assets.....................................................       (0.3)%       (0.6)%     (0.3)%     (0.3)%      0.2%
  Portfolio turnover rate.....................................       45.6%        37.9%      99.0%      43.2%      29.0%

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
                         NOTES TO FINANCIAL STATEMENTS
                                 June 30, 1996

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(1)  SIGNIFICANT ACCOUNTING POLICIES:
  Fasciano Fund, Inc. ("Fund"), a Maryland corporation, commenced operations on August 1, 1987 as a private investment company. On June 30, 1988, the Fund registered with the Securities and Exchange Commission as a diversified open-end management investment company under the Investment Company Act of 1940 and began offering its shares to the public on November 10, 1988. The primary objective of the Fund is long-term capital growth.
  The fiscal year end of the Fund is June 30. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.
  (a) Securities transactions are recorded on a trade date basis. The cost of securities, determined on the specific identification method, is used to determine realized gain or loss from sales of securities.
  (b) Each security traded on a national securities exchange or traded over the counter and quoted on the NASDAQ System will be valued at the last sale price on the day of valuation. Securities for which there was no sale on the day of valuation will be valued at the current bid prices. Each money market instrument having a maturity of 60 days or less from the valuation date is valued on an amortized cost basis, which approximates market value. Other assets and securities will be valued at a fair value, as determined in good faith by the Board of Directors.
  (c) Dividends are recognized as income on the ex-dividend date. Interest income and operating expenses are recorded on the accrual basis.
  (d) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
(2)  RELATED PARTIES:
  Michael F. Fasciano is an officer and director of the Fund and also an officer, director and sole shareholder of the investment adviser, Fasciano Company, Inc. Mr. Fasciano held 12,130 shares or 1.0% of the outstanding common stock of the Fund at June 30, 1996.
  The non-affiliated director receives a fee of $500 annually.
  The management fee was paid to Fasciano Company, Inc. for its services as investment adviser. This fee is paid monthly at the rate of 1/12 of 1% (an annual rate of 1.0%) of the average daily net asset value of the Fund.
  Total annual operating expenses of the Fund shall not exceed 2% of average net assets, and the adviser agrees to pay any excess operating expenses or to reimburse the Fund for any sums expended for such expenses in excess of that amount. For this purpose, brokers' commissions and other charges relative to the purchase and sale of portfolio securities, interest charges, taxes and litigation and other extraordinary expenses shall not be regarded as operating expenses.
(3)  INVESTMENTS:
  During the year ended June 30, 1996, purchases of securities other than short-term investments were $12,149,623. Sales of such securities for that period were $10,353,188.
  Cost of investments is the same for financial reporting purposes as for Federal income tax purposes. At June 30, 1996, on a tax basis, gross unrealized appreciation of investments was $10,572,200 and unrealized depreciation of investments was $808,422.
  On June 18, 1992, the Securities and Exchange Commission suspended trading in the common stock of Programming and Systems, Inc. because it had received information questioning the accuracy of the Programming and Systems, Inc. financial statements. To date, this matter has not been resolved. The shares held by the Fund are valued at a fair value, as determined by the Board of Directors.
(4)  INCOME TAXES:
  As a "regulated investment company," the Fund is relieved of income tax liability to the extent it distributes its net investment income and capital gains currently to its shareholders.
(5)  DISTRIBUTIONS TO SHAREHOLDERS:
  On December 28, 1995, the Fund distributed short-term and long-term capital gains of approximately $0.08 and $1.26 per share, respectively.

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
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
-------------------------------------------------------------------------
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To the Shareholders and
Board of Directors of
Fasciano Fund, Inc.

  We have audited the accompanying statement of assets and liabilities of FASCIANO FUND, INC. (a Maryland corporation), including the schedule of portfolio investments, as of June 30, 1996, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fasciano Fund, Inc. as of June 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                          ARTHUR ANDERSEN LLP

                                          Chicago, Illinois
                                          August 19, 1996

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
                                                   ANNUAL REPORT

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         INVESTMENT ADVISER
             Fasciano Company, Inc.

         ADDRESS OF FUND & ADVISER
             190 South LaSalle Street
             Suite 2800
             Chicago, Illinois 60603
             (312) 444-6050
             (800) 848-6050

         TRANSFER AGENT, DIVIDEND
         DISBURSING AGENT AND CUSTODIAN
             Firstar Trust Company
             P.O. Box 701
             Milwaukee, Wisconsin 53201
             (414) 765-4124
             (800) 338-1579

         INDEPENDENT PUBLIC ACCOUNTANTS
             Arthur Andersen LLP
             Chicago, Illinois

         LEGAL COUNSEL
             Bell, Boyd & Lloyd
             Chicago, Illinois

                  This report is submitted for the information
                     of shareholders of the Fund. It is not
                   authorized for distribution to prospective
                    investors unless preceded or accompanied
                          by an effective prospectus.

MEMBER OF
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                    NO-LOAD-TM-
                    MUTUAL FUND
100%                COUNCIL
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

                 [RECYCLED SYMBOL -- PRINTED ON RECYCLED PAPER]

                              FASCIANO FUND, INC.

                                      [LOGO]

                                 JUNE 30, 1996

                   INDEX OF EXHIBITS FILED WITH THIS AMENDMENT


Exhibit
Number    EDGAR       Exhibit

     1    Ex 99.B1    Restated articles of incorporation

     2    Ex 99.B2    Bylaws

     5    Ex 99.B5    Investment advisory agreement with Fasciano Company,
                      Inc.

     8    Ex 99.B8    Custody agreement with Firstar Trust Company
                      (formerly First Wisconsin Trust Company)

     9    Ex 99.B9A   Shareholder servicing agreement with Firstar Trust
                      Company (formerly First Wisconsin Trust Company)

     10   Ex 99.B10   Opinion of Bell, Boyd & Lloyd dated November 3, 1988

     11   Ex 99.B11   Consent of independent public accountants

          Ex 27       Financial Data Schedule